                                                                    EXHIBIT 10.2


                           FIFTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment"), dated as of April 30, 1996, is entered into among NEOSTAR RETAIL GROUP, INC., a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as administrative agent (in said capacity, the "Administrative Lender").


                                   BACKGROUND

         A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Amended and Restated Credit Agreement, dated as of December 21, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 31, 1994, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of April 28, 1995, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of August 28, 1995, and that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of January 30, 1996 (said Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Borrower, Lenders and Administrative Lender desire to make an amendment to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

         1.      AMENDMENTS.

                 (a) Paragraph 10(k) of the Credit Agreement is hereby amended to read as follows:

                          "Section 7.9     Fixed Charge Coverage Ratio.
                 Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of each fiscal quarter of Borrower, calculated for the four fiscal quarters preceding the date of determination, to be less than the ratio set forth below opposite the month in which (or the month nearest to which) such fiscal quarter ends:

                 Fiscal Quarter                                         Ratio
                 --------------                                         -----
                 October, 1995                                         .75 to 1

                 January, 1996                                         .99 to 1

                 April, 1996                                           .85 to 1

                 July, 1996                                           1.10 to 1"

                 (b) The Compliance Certificate is hereby amended to be in the form attached to this Fifth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

                 (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

                 (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                 (c) Borrower has full power and authority to execute and deliver this Fifth Amendment, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

                 (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery or performance by Borrower of this Fifth Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall be effective as of April 30, 1996, subject to the following:

                 (i) Administrative Lender shall have received counterparts of this Fifth Amendment executed by the Required Lenders;

                 (ii) Administrative Lender shall have received counterparts of this Fifth Amendment executed by Borrower; and





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                 (iii)    Administrative Lender shall have received, in form
         and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender shall require.

         4. SUBSIDIARIES ACKNOWLEDGEMENT. By signing below, each of the Subsidiaries executing a Guaranty (i) acknowledges consents and agrees to the execution, delivery and performance by Borrower of this Fifth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5.      REFERENCE TO THE CREDIT AGREEMENT.

                 (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                 (b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

         7. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT





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
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK





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         IN WITNESS WHEREOF, the parties hereto have executed this Fifth
Amendment as the date first above written.

                                        NEOSTAR RETAIL GROUP, INC.



                                        By:  /s/ OPAL FERRARO
                                           -------------------------------------
                                           Name: Opal Ferraro
                                                --------------------------------
                                           Title: CFO
                                                 -------------------------------

                                        NATIONSBANK OF TEXAS, N.A.
                                        as Administrative Lender and as a Lender



                                        By:  /s/ FRANK IZZO
                                           -------------------------------------
                                           Name: Frank Izzo
                                                --------------------------------
                                           Title: SVP
                                                 -------------------------------


ACKNOWLEDGED AND AGREED:

SOFTWARE ETC. STORES, INC.



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Vice President
         ----------------------

BABBAGES, INC.



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Vice President
         ----------------------




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
AUGUSTA ENTERPRISES, INC.



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Chairman
         ----------------------


CHASADA



By:  /s/ OPAL FERRARO
   ----------------------------
   Name: Opal Ferraro
        -----------------------
   Title: Chairman
         ----------------------




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
                             COMPLIANCE CERTIFICATE


TO:              NationsBank of Texas, N.A., as Administrative Lender

FROM:            NeoStar Retail Group, Inc.

DATE:            __________, 19__

RE:              Credit Agreement (defined below)


         This Compliance Certificate is delivered pursuant to paragraph 9(g) of the Amended and Restated Credit Agreement, dated December 21, 1994 (together with any and all renewals, modifications, extensions, and amendments thereof, the "Credit Agreement") among the lenders party thereto, NationsBank of Texas, N.A., as Administrative Lender ("Administrative Lender") and NeoStar Retail Group, Inc. ("Borrower"). All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

         1. Compliance Certificate. The undersigned hereby certifies to you as follows:

                 (a) I am, and at all times mentioned herein have been, the duly elected qualified and acting chief financial officer of Borrower.

                 (b) I have reviewed the provisions of the Credit Agreement and the other loan documents, and a review of the activities of Borrower during the period from __________, 19__ to __________, 19__ (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, Borrower has kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such loan documents.

                 (c) To the best of my knowledge, based upon the foregoing review, the representations and warranties made in paragraph 8 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date, and no Event of Default has occurred or is continuing or is imminent.

         2. Financial Covenants. Borrower hereby represents and warrants to NationsBank that as of the last day of the fiscal quarter ended __________, 19__ (the "Calculation Date"):

         A.      Section 10.(h) Total Liabilities to Net Worth

                 (a)      Total Liabilities as of fiscal quarter
                          ended on the Calculation Date            $__________

                 (b)      Tangible Net Worth as of fiscal quarter
                          ended on the Calculation Date              $__________


                 (c)      Ratio of Item (a) to Item (b)             ____ to 1.00

                          Maximum permitted

                          Fiscal Quarter
                          --------------

                          October, 1995                              3.50 to 1

                          January, 1996                              2.50 to 1

                          April, 1996                                2.00 to 1

                          July, 1996                                 1.75 to 1


         B.      Section 10.(i) Fixed Charge Coverage Ratio

                 (a)      Net before tax income for preceding four
                          fiscal quarters ended on the
                          Calculation Date                           $__________

                 (b)      Interest expenses (including interest
                          expense pursuant to capital leases) for
                          preceding four fiscal quarters ended on
                          the Calculation Date                       $__________

                 (c)      Lease expense payable pursuant to operating
                          leases for preceding four fiscal quarters
                          ended on the Calculation Date              $__________

                 (d)      Sum of Items (a), (b) and (c)              $__________

                 (e)      Sum of Items (b) and (c)                   $__________

                 (f)      Ratio of Item (d) to Item (e)              ___ to 1.00

                          Required Minimum

                          Fiscal Quarter
                          --------------

                          October, 1995                              .75 to 1

                          January, 1996                              .99 to 1





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
                          April, 1996                                .85 to 1

                          July, 1996                                 1.10 to 1


         C.      Section 10.(l) Current Maturities Coverage Ratio


                 (a)      Net income for preceding four              $__________
                          fiscal quarters ended on the
                          Calculation Date

                 (b)      Depreciation for preceding four            $__________
                          fiscal quarters ended on the
                          Calculation Date

                 (c)      Current portion paid or payable of         $__________
                          principal on Funded Debt for
                          preceding four fiscal quarters
                          ended on the Calculation Date

                 (d)      Sum of Items (a) and (b)                   $__________

                 (e)      Ratio of Item (d) to (c)                  ____ to 1.00

                 Required Minimum                                   1.25 to 1.00


         This Compliance Certificate is executed and delivered on the __ day of __________, 19__.




                                        ----------------------------------------

                                        ----------------------------------------
                                        (Print Name) (Print Title) of
                                        NeoStar Retail Group, Inc.





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